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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 23, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






New York                         1-892                         34-0252680
(State or Other              (Commission                     (IRS Employer
Jurisdiction of              File Number)                 Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000




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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Exhibits

            Exhibit 99.1 Goodrich Corporation Press Release dated July 23, 2001 titled "Goodrich Reports Strong Second Quarter Results".


ITEM 9.     REGULATION FD DISCLOSURE

      On July 23, 2001, Goodrich Corporation issued a press release announcing its earnings for the three-month and six-month periods ended June 30, 2001. A copy of such press release is included as Exhibit 99.1 hereto.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GOODRICH CORPORATION
                                      (Registrant)


Date:  July 23, 2001                  By:     /s/ Robert D. Koney, Jr.
                                              ---------------------------------
                                              Robert D. Koney, Jr.
                                              Vice President and Controller















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